Exhibit 99.1

RBC Capital Markets Financial Institutions Conference

March 7, 2017

The PNC Financial Services Group

PNC

Cautionary Statement Regarding Forward-Looking and Non-GAAP Financial Information

This presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.

The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2016 Form 10-K, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

In this presentation, we may sometimes include non-GAAP financial information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.

References to our corporate website are to www.pnc.com under “About Us — Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation.

Agenda

- Balance sheet trends
- Approach to interest rate risk and balance sheet management
- High-quality, well-diversified securities portfolio
- Well positioned to deploy duration as rates rise

Balance Sheet Trends

$ billions	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16
Commercial lending	$109.0	$117.1	$128.4	$133.5	$137.9
Consumer lending	76.9	78.5	76.4	73.2	72.9
Total loans	**$185.9**	**$195.6**	**$204.8**	**$206.7**	**$210.8**
Investment securities	**$61.4**	**$60.3**	**$55.8**	**$70.5**	**$75.9**
Interest-earning deposits with banks	**$4.0**	**$12.1**	**$31.8**	**$30.5**	**$25.7**
Deposits	**$213.1**	**$220.9**	**$232.2**	**$249.0**	**$257.2**
Equity	**$41.8**	**$44.0**	**$46.1**	**$46.0**	**$46.9**

What is interest rate risk?

- Sensitivity of income and equity to changes in the interest rate environment
- Arises when the interest rate risk profile (index, maturity, and cash flows) of assets does not match that of liabilities
- Common metric for measuring interest rate risk is Duration of Equity (DoE)
  - Measures the sensitivity of equity capital to increases or declines in interest rates
- The sensitivity of future NII to changes in interest rate levels and yield curve shape is another useful measure
- High level of interest rate risk can result in highly volatile NII and a potential loss of economic value of equity

Interest rate risk sensitivity has been largely stable in recent years



Duration of Equity
4
2
0
-2
-4
-6
-8
-10
Duration (in years)
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
Swap Rate
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
DoE
10yr Swap Rate



NII Sensitivity
7.0
5.0
3.0
1.0
-1.0
-3.0
-5.0
-7.0
% Change NII
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
+100 bp (gradual)

- See the interest rate risk discussion in the Risk Management section of Item 7 of PNC's 2016 Form 10-K for additional details. Given the inherent limitations in certain of these measurement tools and techniques, results become less meaningful as interest rates approach zero.
- Duration of Equity (DoE) - Reflects base case model. Swap Rate Source: Bloomberg.
- NII Sensitivity - Reflects the interest rate risk exposure on PNC's net interest income. Data points reflect the average percentage change in net interest income in first two years as a result of gradual 100 basis points interest rate increase over first twelve months.

PNC

PNC balance sheet reflects a value-driven philosophy

- Loan growth outpaced our peers significantly from 2012 to 2014
- Beginning in 2015, PNC loan growth slowed reflecting market conditions and our risk appetite
- Securities portfolio has been steadily growing reflecting robust growth in deposits

Loan Growth
Year over Year Quarterly Average



30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16
PNC
Peer Group Avg

Securities Portfolio Growth
December 31, 2011 vs. Quarter End



30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
3/31/12 6/30/12 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16
PNC
Peer Group Avg

- Loan Growth - Average balances for loans and leases, net of unearned income, in both U.S. and non-U.S. offices. See Appendix for peer group. Source: SNL Financial.
- Securities Portfolio Growth - Percentages based on reported investment securities balance at 12/31/11 compared to such balance at listed quarter end. Source: SNL Financial.

Investment securities portfolio is well-diversified and high-quality with short duration

- Portfolio composition has changed significantly over the past few years
- Regulatory constraints may impact portfolio composition in the future

Diversified Securities Portfolio 12/31/16


State & Muni/Other, 10%
US Treasury and Agency, 18%
Asset-Backed, 9%
Non-Agency CMBS, 6%
Non-Agency RMBS, 4%
Agency CMBS, 4%
Agency RMBS, 49%
Total
$76
billion

Government and Agency Holdings as a % of PNC's Securities Portfolio


80%
70%
60%
50%
40%
30%
20%
10%
0%
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
Agency RMBS & CMBS
UST & Agency

– Securities Portfolio - Percentages based on book values as of end of period.

Securities portfolio has performed well but low yields mute the outlook for future returns

PNC

Private Label as a % of PNC's Securities Portfolio


45%
40%
35%
30%
25%
20%
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Floating Rate Securities


$ billions
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
Synthetic Floaters
Floaters

Net Fixed Rate Securities


$ billions
$60
$55
$50
$45
$40
$35
$30
$25
$20
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Average Annual Book Yield of Investment Securities


PNC Spread over Peer Median
3 yr avg 39 bps
5 yr avg 50 bps
7 yr avg 51 bps
10 yr avg 48 bps
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
2009
2010
2011
2012
2013
2014
2015
2016
PNC
Peer Group Yield

- Book Yield of Investment Securities - Source: Form 10-Ks.
- Synthetic floaters are swapped securities, and balances represent the total swapped notional and not the bond notional.
- Net Fixed Rate Securities = Fixed Rate Securities – Synthetic Floaters.

PNC's balance sheet retains considerable flexibility to deploy duration as and when rates rise

PNC

- Balance sheet remains quite asset sensitive
- Duration of Equity, NII sensitivity, and proportion of fixed rate assets all point to asset sensitivity
- Large cash balances provide flexibility to deploy duration in LCR friendly securities as and when we deem them to be attractive
- Significant duration flexibility due to growth of a high-quality deposit base
- Ability to add additional duration via fixed rate securities and interest rate swaps
- Continue to grow fixed rate loans

Cash Holdings at the Fed



$35
$30
$25
$20
$15
$10
$5
$0
$ billions
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Ratio of Net Fixed Rate Securities and Derivatives to Deposits



45%
40%
35%
30%
25%
20%
15%
10%
Ratio
2.3%
2.0%
1.8%
1.5%
1.3%
1.0%
0.8%
0.5%
0.3%
Swap Rate
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
Ratio
Avg Annual 3yr Swap Rate
YE 2016 3yr Swap Rate

– Derivatives include cash flow interest rate swap hedges and forward settling securities.
– Swap Rate Source: Bloomberg.

Summary

- Balance sheet remains asset sensitive
- Deposit growth remains solid although rate increases could present a headwind
- Ample capital and liquidity to support loan growth where the client opportunity and risk-reward make sense
- Securities portfolio is well positioned both from a regulatory and market perspective
- Interest rate risk remains stable and significant upside exists as and when interest rates increase

Appendix: Cautionary Statement Regarding Forward-Looking Information

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the U.S. and global financial markets.
  - Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in law and policy accompanying the new presidential administration and uncertainty or speculation pending the enactment of such changes.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current U.S. economic expansion.
  - Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Commodity price volatility.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our current view that the U.S. economy and the labor market will grow moderately in 2017, boosted by stable oil/energy prices, improving consumer spending and housing activity, and expanded federal fiscal policy stimulus as a result of the 2016 elections. Short-term interest rates and bond yields are expected to continue rising in 2017, along with inflation. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.
- PNC's ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve Board as part of PNC's comprehensive capital plan for the applicable period in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve Board.
- PNC's regulatory capital ratios in the future will depend on, among other things, the company's financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the international regulatory capital framework developed by the Basel Committee on Banking Supervision (Basel Committee), the international body responsible for developing global regulatory standards for banking organizations for consideration and adoption by national jurisdictions), and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
- Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
  - Changes resulting from legislative and regulatory reforms, including changes affecting oversight of the financial services industry, consumer protection, tax, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles.
  - Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and initiatives of the Basel Committee.
  - Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
  - Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
  - Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement Regarding Forward-Looking Information

- Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.
- Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
- We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
- Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
- Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.

We provide greater detail regarding these as well as other factors in our 2016 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or other company's actual or anticipated results.

Appendix: **Peer Group of Banks**

The PNC Financial Services Group, Inc.	PNC
BB&T Corporation	BBT
Bank of America Corporation	BAC
Capital One Financial Corporation	COF
Fifth Third Bancorp	FITB
JPMorgan Chase & Co.	JPM
KeyCorp	KEY
M&T Bank Corporation	MTB
Regions Financial Corporation	RF
SunTrust Banks, Inc.	STI
U.S. Bancorp	USB
Wells Fargo & Company	WFC